DEMAND NOTE


$500,000                                                 SOURCE SCIENTIFIC, INC.
                                                                February 4, 1997


FOR VALUE RECEIVED, the undersigned, SOURCE SCIENTIFIC, INC., a California corporation, with a principal place of business at 7390 Lincoln Way, Garden Grove, California 92641 ("Maker"), hereby promises to pay on demand to the order of Boston Biomedica, Inc., a Massachusetts corporation with a principal place of business at 375 West Street, West Bridgewater, Massachusetts 02379 ("Lender"), the sum of Five Hundred Thousand ($500,000) dollars, the amount advanced under the Business Loan and Security Agreement between Maker and Lender of even date (the "Loan and Security Agreement"), together with interest on the unpaid principal amount from time to time outstanding prior to maturity at a rate per annum equal to fifteen (15%) percent. Interest accruing on the unpaid principal balance hereof shall be payable monthly in advance until such unpaid principal balance shall be paid in full, the first such payment of interest being payable on March 1, 1997, and subsequent payments being payable on the first (1st) day of each succeeding calendar month. The rights and obligations of the Maker and the Lender hereunder are subject to the terms and conditions of the Loan and Security Agreement.

Interest and fees shall be calculated on the basis of a 360-day year times the actual number of days elapsed. In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Lender exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker.

The principal balance of this note may be prepaid at any time without penalty. Upon the occurrence of an Event of Default and until such Event of Default has been cured, outstanding principal and accrued interest shall bear interest at a rate per annum equal to eighteen (18%) percent.

Maker agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred, by Lender in connection with the enforcement and collection of this promissory note and any other agreements, instruments and documents executed in connection herewith, including, without limitation, the Loan and Security Agreement.

Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this note, and assent to extensions of the time of payment or forbearance or other indulgence without notice. No delay or omission of Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion. This instrument shall be governed by Massachusetts law, other than the choice of law principles thereof. Borrower hereby submits itself to the personal jurisdiction of the federal and state courts in the Commonwealth of Massachusetts.

Executed as an instrument under seal as of the date first above written.

                                             SOURCE SCIENTIFIC, INC.



/S/MOKHTAR A. SHAWKY                         By: /s/ RICHARD A. SULLIVAN
--------------------                             -------------------------
Witness                                      Name:  Richard A. Sullivan
                                             Title:  President

Mokhtar A.Shawky
--------------------
Print Name



State of California
County of Orange

     On this 4 day of February, 1997, before me personally appeared the above-named Richard A. Sullivan, President of Source Scientific, Inc., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as an officer of Source Scientific, Inc. as his free act and deed for the purposes contained therein.


                                   /s/ C J CURTIS__
                                   Notary Public
                                   My Commission Expires:
 (Notary Seal expiry date 4/28/98)